UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

Warner Music Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Guarantee of Holdings Notes

On August 2, 2011, Warner Music Group Corp. (the “Company”) issued a guarantee with respect to the $150 million aggregate principal amount of 13.75% Senior Notes due 2019 initially issued by WM Holdings Finance Corp. which was merged with and into WMG Holdings Corp. (the “Holdings Notes”) whereby it fully and unconditionally guaranteed (the “Holdings Notes Guarantee”), on a senior unsecured basis, the payments of WMG Holdings Corp. on the Holdings Notes.

A copy of the Holdings Notes Guarantee is attached as Exhibit 4.1 hereto and incorporated herein by reference. The foregoing description of the Holdings Notes Guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of the Holdings Notes Guarantee.

Supplemental Indenture to Existing Secured WMG Notes Indenture

WMG Holdings Corp. entered into a supplemental indenture, dated as of August 2, 2011 (the “Supplemental Indenture”), that supplements the Indenture, dated July 20, 2011, as amended, among WMG Holdings Corp. (as successor in interest to WM Holdings Finance Corp.), and Wells Fargo Bank, National Association, as trustee, pursuant to which the Holdings Notes were issued. The Supplemental Indenture adds provisions providing for, but not requiring, the guarantee of the Holdings Notes.

A copy of the Supplemental Indenture is attached as Exhibit 4.2 hereto and incorporated herein by reference. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2011, the Company issued an earnings release announcing its results for the quarter ended June 30, 2011, which is furnished as Exhibit 99.1 hereto.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information contained in Item 1.01 is hereby incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On August 4, 2011, the Company issued an earnings release announcing its results for the quarter ended June 30, 2011. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

4.1	Guarantee, dated August 2, 2011, issued by Warner Music Group Corp., relating to the 13.75% Senior Notes due 2019.

4.2	Supplemental Indenture, dated August 2, 2011, among WMG Holdings Corp. and Wells Fargo Bank, National Association, as trustee.

99.1*	Earnings release issued by Warner Music Group Corp. on August 4, 2011.

*	This exhibit is furnished as part of this Current Report to the extent described in Item 2.02 and Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: August 4, 2011	By:	/s/ STEVE MACRI
Steve Macri Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Guarantee, dated August 2, 2011, issued by Warner Music Group Corp., relating to the 13.75% Senior Notes due 2019.

4.2	Supplemental Indenture, dated August 2, 2011, among WMG Holdings Corp. and Wells Fargo Bank, National Association, as trustee.

99.1*	Earnings release issued by Warner Music Group Corp. on August 4, 2011.

*	This exhibit is furnished as part of this Current Report to the extent described in Item 2.02 and Item 7.01.

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